UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2009 (March 24, 2009)

EPIC ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31357	94-3363969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Lake Robbins Dr., Suite 160
The Woodlands, Texas 77380
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (281)-419-3742

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 26, 2009, Epic Energy Resources, Inc. (the “Company”) issued a press release entitled “Epic Energy Resources Announces Fourth Quarter Results.”  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 7.01.  Regulation FD Disclosure.

As disclosed in Item 2.02 above, on March 26, 2009, the Company issued a press release, which is attached as Exhibit 99.1 hereto.

On March 25, 2009, the Company also issued a press release entitled “EPiC Energy Resources Announces Fourth Quarter Earnings Release and Conference Call Schedule.”  A copy of the press release is furnished herewith as Exhibit 99.2.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated March 26, 2009.
Exhibit 99.2	Press Release dated March 25, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2009	EPIC ENERGY RESOURCES, INC.

	By:	/s/Michael Kinney
Michael Kinney, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated March 26, 2009.
Exhibit 99.2	Press Release dated March 25, 2009